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                                                                   EXHIBIT 10.8

                             WILLBROS GROUP, INC.

                                1996 STOCK PLAN


     1. PURPOSE. The Willbros Group, Inc. 1996 Stock Plan (the "Plan") is intended as an employment incentive and to encourage stock ownership by key employees, consultants and advisors, or individuals who may become key employees, consultants or advisors, of Willbros Group, Inc., a Republic of Panama corporation (the "Corporation"), or the Subsidiaries (as hereinafter defined), in order to increase their proprietary interest in the Corporation's success and to provide them with additional motivation to continue in the Corporation's employ and to further its profitable growth.

     2. DEFINITIONS. In addition to the terms defined elsewhere in the Plan, the following terms, as used in the Plan, shall have the meanings indicated below:

          "Award" means any Option, Stock Appreciation Right or Restricted Stock granted under the Plan.

          "Award Agreement" means any written agreement, contract or other instrument or document evidencing an Award.

          "Board" means the Corporation's Board of Directors.

          "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code include regulations thereunder and successor provisions and regulations.

          "Commission" means the U.S. Securities and Exchange Commission.

          "Committee" means such Committee of the Board as may be designated by the Board to administer the Plan; provided, however, that the Committee shall be so constituted as to permit the Plan to comply with Rule 16b-3.

          "Common Stock" means common stock, par value U.S.$.05 per share, of the Corporation.

          "Disability" has the meaning set forth in that certain Willbros USA, Inc. Long Term Disability Plan as of January 1, 1995, and any successor plan.

          "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act include rules thereunder and successor provisions and rules.

          "Fair Market Value" means, as of any given date, (a) at any time that Shares are listed on the NYSE, the closing sales price of a Share reported in the table entitled "New York Stock Exchange Composite Transactions" contained in The Wall Street Journal (or an equivalent successor table) for such date or, if no such closing sales price was reported
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     for such date, for the most recent trading day prior to such date for which a closing sales price was reported, and (b) at any time that Shares are not listed on the NYSE, the value determined by such methods or procedures as shall be established from time to time by the Committee.

          "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code.

          "Non-qualified Stock Option" means an Option which is not intended to be an Incentive Stock Option.

          "NYSE" means the New York Stock Exchange, Inc.

          "Option" means a right, granted under Section 5 hereof, to purchase Shares at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-qualified Stock Option.

          "Participant" means a key employee, consultant or advisor of the Corporation or any of its Subsidiaries who is eligible, under Section 3 hereof, for and receives a grant of an Award under the Plan.

          "Person" has the meaning assigned in the Exchange Act.

          "Restricted Stock" means Shares, granted under Section 6 hereof, that are subject to certain restrictions and to a risk of forfeiture.

          "Retirement" means retirement from employment with the Corporation and the Subsidiaries in accordance with the terms of a Corporation or Subsidiary retirement plan.

          "Rule 16a-1(c)(3)" means Rule 16a-1(c)(3), as amended from time to time, or any successor to such Rule, promulgated by the Commission under
     Section 16 of the Exchange Act.

          "Rule 16b-3" means Rule 16b-3, as amended from time to time, or any successor to such Rule, promulgated by the Commission under Section 16 of the Exchange Act.

          "Securities Act" means the U.S. Securities Act of 1933, as amended from time to time. References to any provision of the Securities Act include rules thereunder and successor provisions and rules.

          "Share" means a share of Common Stock and such other securities of the Corporation as may be substituted or resubstituted for such Share pursuant to Section 12 hereof.

          "Stock Appreciation Right" means a right, granted under Section 7 hereof, to be paid an amount measured by the appreciation in the Fair Market Value of Shares from the date of grant of the Award (except as provided in Section 18 hereof) to the date of exercise

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     of the Award (except as provided in Section 7 hereof) with payment to be made in cash, Shares or other Awards as specified in the Award or by the Committee.

          "Subsidiary(ies)" means one or more corporations in which the Corporation owns, directly or indirectly, not less than 50 percent of the total combined voting power of all classes of stock.

     Definitions of the terms "Change of Control," "Related Party" and "Voting Security(ies)" are set forth in Section 17 hereof.

     3. ELIGIBILITY. The individuals who shall be eligible to participate in the Plan shall be (a) key or potential key employees (including without limitation officers and directors who are employees) of the Corporation or any of the Subsidiaries, and (b) consultants and advisors of the Corporation or any of the Subsidiaries who devote substantially all of their time and efforts on behalf of the Corporation and the Subsidiaries; provided, however, that no Award shall be granted to any member of the Committee or to any individual who has served as a member of the Committee at any time during the one-year period prior to the date an Award is to be granted to such individual.

     4. COMMON STOCK. Subject to adjustment in accordance with the provisions of Section 13 hereof, the total number of Shares reserved and available for distribution pursuant to Awards granted under the Plan (including without limitation notional Shares used for measuring Stock Appreciation Rights) shall not exceed in the aggregate 1,125,000 Shares; provided, however, that the number of Shares issued as Awards other than Options and Stock Appreciation Rights shall not exceed 25 percent of the total number of Shares issuable under the Plan.

     For purposes of this Section 4, the number of Shares to which an Award relates (including without limitation notional Shares with respect to an Award of Stock Appreciation Rights) shall be counted against the number of Shares reserved and available under the Plan at the time of grant of the Award, unless such number of Shares cannot be determined at that time, in which case the number of Shares actually distributed pursuant to the Award shall be counted against the number of Shares reserved and available under the Plan at the time of distribution; provided, however, that Awards related to or retroactively added to, or granted in tandem with, substituted for or converted into, other Awards shall be counted or not counted against the number of Shares reserved and available under the Plan in accordance with procedures adopted by the Committee so as to ensure appropriate counting but avoid double counting; and provided further, that the number of Shares deemed to be issued under the Plan upon exercise or settlement of any Award shall be reduced by the number of Shares surrendered by the Participant or withheld by the Corporation in payment of the exercise or purchase price of the Award and withholding taxes relating to the Award.

     If any Shares to which an Award relates are forfeited, or payment is made to the Participant in the form of cash, cash equivalents or other property other than Shares (including without limitation cash paid with respect to Stock Appreciation Rights), or the Award otherwise terminates without payment being made to the Participant in the form of Shares, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, alternative payment or termination, again be

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available for Awards under the Plan. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares, including without limitation Shares repurchased by the Corporation for purposes of the Plan.

     During any calendar year, no Participant may be granted Awards under the Plan with respect to more than 150,000 Shares, subject to adjustment as provided in Section 13 hereof. For purposes of this Section 4, unless more restrictive counting is required in order for Awards to comply with the requirements of Code
Section 162(m), this provision will limit the maximum number of Shares that potentially can be issued to a Participant under Awards (taking into consideration the terms of the Awards, including tandem exercise or settlement provisions).

     5. TERMS AND CONDITIONS OF OPTIONS. Options granted pursuant to the Plan shall be evidenced by Award Agreements in such form as the Committee shall, from time to time, approve, which Award Agreements shall comply with and be subject to the terms and conditions set forth in this Section 5. In addition, the Committee may impose on any Award or the exercise or settlement thereof, at the date of grant or thereafter (subject to the terms of Section 15 hereof), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine. Except as may be required under the Panama General Corporation Law or as provided in Section 8 or 18 hereof, Awards shall be granted for no consideration other than prior and future services.

          (a) EXERCISE PRICE. The exercise price per Share for each Option granted under the Plan shall be determined by the Committee; provided, however, except as provided in Section 18 hereof, such exercise price shall not be less than (i) in the case of a Non-qualified Stock Option, 85 percent of the Fair Market Value of a Share on the day such Option is granted; or (ii) in the case of an Incentive Stock Option, (A) 100 percent of the Fair Market Value of a Share on the day such Option is granted, or
     (B) in the event that such Option is granted to a Participant who possesses more than 10 percent of the combined voting power of all classes of stock of the Corporation or any Subsidiary (as determined in accordance with Sections 422 and 424(f) of the Code), 110 percent of such Fair Market Value.

          (b) NUMBER OF SHARES. Each such Award Agreement shall state the total number of Shares (subject to adjustment as provided herein) to which it pertains.

          (c) TERMS OF OPTIONS. The term of each Option shall be determined by the Committee; provided, however, that each Incentive Stock Option shall be for a term not in excess of 10 years from the date such Option is granted. In the case of an Incentive Stock Option which is granted to a Participant who possesses more than 10 percent of the combined voting power of all classes of stock of the Corporation or a Subsidiary (as determined in accordance with Sections 422A and 424(f) of the Code), such Option shall be for a term not in excess of five years from the date the Option is granted.

          (d) INCENTIVE STOCK OPTIONS. All Incentive Stock Options must be granted within 10 years from the date the Plan is adopted by the Board. The terms of any Incentive Stock Option granted under the Plan shall comply in all material respects with the provisions of Section 422 of the Code.

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          (e)  METHODS OF EXERCISE.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, and the form of such payment, including without limitation cash, Shares, other outstanding Awards or other property (including without limitation notes or other contractual obligations of Participants to make payment on a deferred basis, to the extent permitted by law).

          (f) ADDITION LIMITATION ON INCENTIVE STOCK OPTIONS. An Option designated by the Committee to be an Incentive Stock Option shall be subject to the following additional limitation: if, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where (i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which first become available for purchase during such calendar year, and (ii) equals the Fair Market Value determined as of the date of grant) of Shares subject to any other Options intended to be Incentive Stock Options and previously granted to the same Participant which first become exercisable in such calendar year, then that portion of the Shares granted pursuant to such Options which cause the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares granted pursuant to Non-qualified Stock Options, with the same terms as the Option or Options intended to be an Incentive Stock Option.

     6. TERMS AND CONDITIONS OF RESTRICTED STOCK. The Committee is authorized to grant Restricted Stock, pursuant to Award Agreements in such form as the Committee shall, from time to time, approve, on the following terms and conditions:

          (a) NUMBER OF SHARES. Each such Award Agreement shall state the number of Shares (subject to adjustment as provided herein) to which it pertains.

          (b) RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including without limitation the vesting or lapse of forfeiture thereof, limitations on the right to vote Shares of Restricted Stock or the right to receive dividends thereon), which restrictions may lapse separately or in combination at such times, in such installments or otherwise, as the Committee shall determine.

          (c) FORFEITURE. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to a risk of forfeiture shall be forfeited and reacquired by the Corporation; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, that forfeiture restrictions on Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part forfeiture restrictions on Restricted Stock.

          (d) CERTIFICATES FOR SHARES. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine, including without limitation issuance of certificates representing Shares. Certificates representing Shares of Restricted Stock shall be registered in the name of the Participant and shall bear an appropriate

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     legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

     7. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS. The Committee is authorized to grant Stock Appreciation Rights, pursuant to Award Agreements in such form as the Committee shall, from time to time, approve, on the following terms and conditions:

          (a) NUMBER OF SHARES. Each such Award Agreement shall state the number of notional Shares (subject to adjustment as provided herein) to which it pertains.

          (b) RIGHT TO PAYMENT. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of a Share on the date of exercise or, if the Committee shall so determine, in the case of any such right other than one related to any Incentive Stock Option, and so specify in the Award Agreement, at any time during a specified period before or after the date of exercise, over (ii) the grant price of the Stock Appreciation Right as determined by the Committee as of the date of grant of the Stock Appreciation Right, which, except as provided in Section 18 hereof, shall not be less than the Fair Market Value of a Share on the date of grant.

          (c) OTHER TERMS. Subject to the terms of the Plan and any applicable Award Agreement, at the time of grant, the Committee shall determine the term, methods of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right; provided, however, that each Stock Appreciation Right granted in tandem with any Incentive Stock Option shall be for a term not in excess of 10 years from the date such Stock Appreciation Right is granted.

     8. OTHER PROVISIONS OF AWARDS GENERALLY. Awards, and the Award Agreements relating thereto, may be issued on such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including, subject to the provisions of Section 10 hereof, terms requiring forfeiture of Awards in the event of termination of employment by the Participant. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Shares or another Award, based on such terms and conditions as the Committee shall determine and communicate to the Participant at the time that such offer is made.

     9.   COMPLIANCE WITH RULE 16B-3.

          (a) SIX-MONTH HOLDING PERIOD. Unless a Participant could otherwise dispose of or exercise a derivative security or dispose of Shares issued under the Plan without incurring liability under Section 16(b) of the Exchange Act, (i) at least six months shall elapse from the date of acquisition of a derivative security under the Plan to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security, and (ii) Shares granted or awarded under the Plan other than upon exercise or conversion of a derivative security, shall be held for at least six months from the date of grant or Award.

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          (b)  REFORMATION TO COMPLY WITH EXCHANGE ACT RULES.  It is the intent of the Corporation that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) in connection with any grant of Awards to or other transaction by a Participant who is subject to
     Section 16 of the Exchange Act (except for transactions exempted under alternative Exchange Act rules relating to such Participant). Accordingly, if any provision of the Plan or any Award Agreement relating to a given Award does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the then-applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary so that such Participant shall avoid liability under Section 16(b) of the Exchange Act.

          (c) DECISIONS REQUIRED TO BE MADE BY THE COMMITTEE. Other provisions of the Plan and any Award Agreement notwithstanding, if any decision regarding an Award or the exercise of any right by a Participant, at any time such Participant is subject to Section 16 of the Exchange Act, is required to be made or approved by the Committee in order that the Plan will continue to meet the requirements of Rule 16b-3 or in order that a transaction by such Participant will be exempt under Rule 16b-3, then the Committee shall retain full and exclusive power and authority to make such decision or to approve or disapprove any such decision by the Participant.

     10. TERMINATION OF EMPLOYMENT. If a Participant's employment with the Corporation terminates, the following rules shall apply:

          (a) DEATH. In the event of a Participant's death during employment with the Corporation or any of the Subsidiaries (i) except in the case of Incentive Stock Options and Stock Appreciation Rights granted in tandem therewith, the Participant's estate or beneficiaries shall have a period of up to the later of one year after the Participant's death or the expiration date specified in the Award Agreement within which to exercise Options or Stock Appreciation Rights, unless the Committee, in its sole discretion (subject to Section 10(e) below), extends such period; (ii) in the case of Incentive Stock Options and Stock Appreciation Rights granted in tandem therewith, the Participant's estate (personal representative) or beneficiaries may exercise such Option and/or Stock Appreciation Rights only until the earlier of one year after the Participant's death or the expiration date specified in the Award Agreement, unless the Committee, in its sole discretion (subject to Section 10(e) below), extends such period;
     (iii) any Award which is exercisable may be immediately exercised in full by the Participant's estate or beneficiaries; and (iv) the forfeiture restrictions on an Award of Restricted Stock shall be waived. In the event the Participant's estate is closed with exercisable Awards then unexercised, the rights under this paragraph (a) shall pass by will or the laws of descent and distribution.

          (b) DISABILITY. In the event of a Participant's Disability during employment with the Corporation or any of the Subsidiaries, the forfeiture restrictions on an Award of Restricted Stock shall be waived and (i) except in the case of Incentive Stock Options and Stock Appreciation Rights granted in tandem therewith, the Participant, or his or her guardian or legal representative, shall have a period of up to the later of one year after commencement of the Participant's Disability or the expiration date specified in the

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     Award Agreement within which to exercise an exercisable award, unless the
     Committee, in its sole discretion, extends such period; and (ii) in the case of Incentive Stock Options and Stock Appreciation Rights granted in tandem therewith, the Participant, or his or her guardian or legal representative, shall have a period of up to the earlier of one year after commencement of the Participant's Disability or the expiration date specified in the Award Agreement within which to exercise an exercisable Award, unless the Committee, in its sole discretion (subject to Section 10(e) below), extends such period.

          (c) RETIREMENT. If the Participant's employment terminates as a result of Retirement, the forfeiture restrictions on an Award of Restricted Stock held by the Participant at the time of his or her Retirement shall be waived and any Awards exercisable at the time of such Retirement may be exercised for a period of up to five years from the date of Retirement, but not beyond the date the Award otherwise would have expired in accordance with the Award Agreement establishing the term of the original grant. The Committee, in its sole discretion (subject to Section 10(e) below), may extend the five-year period following commencement of retirement within which any particular Award may be exercised but not beyond the original expiration date of the Award.

          (d) OTHER REASONS. In the event of termination of a Participant's employment with the Corporation and the Subsidiaries for any reason other than death, Disability or Retirement, as described in paragraph (a), (b) or
     (c) of this Section 10, any Award granted to such Participant may be exercised for a period of three months from the date of termination, but not beyond the date the Award otherwise would have expired in accordance with the Award Agreement establishing the term of the original grant.

          (e) INCENTIVE STOCK OPTIONS. To the extent the Plan or the Committee authorizes the exercise of Awards which would otherwise qualify as Incentive Stock Options after the period within which Incentive Stock Options must be exercised to so qualify as Incentive Stock Options, then such authorization shall only be valid if the Participant (or the Participant's personal representative, as appropriate) acknowledges and consents in writing to the conversion of such Incentive Stock Options into Non-qualified Stock Options at or before such conversion. Notwithstanding anything to the contrary contained in this Section 10, at termination of employment for any reason, the Committee may, in its sole discretion, (i) authorize the continuation of Awards granted prior to termination, including without limitation Awards granted less than one year prior to such termination, as if the Participant were still employed by the Corporation, and (ii) permit the exercise of exercisable Awards during periods after such termination of employment but not beyond the original expiration date of the Award. Such actions will not be authorized to the extent they would cause outstanding Incentive Stock Options to be considered to have been modified for purposes of Section 424(h) of the Code unless the Participant acknowledges and consents in writing to the conversion of such Incentive Stock Options into non-qualified Awards.

     11. LIMITATIONS ON TRANSFERABILITY. Awards and other rights under the Plan, including without limitation any Award or right which constitutes a derivative security will not be transferable by a Participant except by will or the laws of descent and distribution (or, in the event of

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the Participant's death, to a designated beneficiary), and, if exercisable, shall be exercisable during a Participant's lifetime only by such Participant or his guardian or legal representative; provided, however, that the Committee may determine that these restrictions on transferability shall not apply (with respect to Awards other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) (a) to an Award granted to any Participant who, at the time of the initial grant and the transfer, is not subject to Section 16 of the Exchange Act, or (b) to the extent Rule 16b-3 permits, or is amended to permit, the transfer of an Award by a Participant who is subject to Section 16 of the Exchange Act; and provided further, that such Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Persons during the lifetime of the Participant in connection with the Participant's estate planning, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent then permitted under Rule 16b-3, consistent with the registration of the offer and sale of Shares on Form S-8 or Form S-3 or such other registration form of the Commission as may then be filed and effective with respect to the Plan, and permitted by the Committee. Awards and other rights under the Plan may not be pledged, mortgaged, hypothecated or otherwise encumbered to or in favor of any Person other than the Corporation or a Subsidiary, and shall not be subject to any lien, obligation or liability of a Participant or transferee to any Person other than the Corporation or a Subsidiary. If so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any distribution with respect to any Award upon the death of the Participant. A transferee, beneficiary, guardian, legal representative or other Person claiming any rights under the Plan from or through any Participant shall be subject to all the terms and conditions of the Plan and any Award Agreement applicable to such Participant, except to the extent the Plan and Award Agreement otherwise provide with respect to such Persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

     12. ADMINISTRATION. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

          (a)  To designate Participants;

          (b) To determine the type or types of Awards to be granted to each Participant;

          (c) To determine the number of Awards to be granted, the number of Shares to which an Award will relate, the terms and conditions of any Award granted under the Plan (including without limitation any exercise price, grant price or purchase price, any limitation or restriction, any schedule for lapse of limitations, forfeiture restrictions or restrictions on exercisability or transferability, and accelerations or waivers thereof, in each case based on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

          (d) To determine whether, to what extent and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited, exchanged or surrendered;

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          (e)  To determine whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically, at the election of the Committee or at the election of the Participant;

          (f) To prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (g) To adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

          (h) To correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, any Award Agreement or any other instrument entered into relating to an Award made under the Plan; and

          (i) To make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all Persons, including without limitation the Corporation, Subsidiaries, Participants, any Person claiming any rights under the Plan from or through any Participant, and stockholders of the Corporation, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. The Committee may delegate to officers or managers of the Corporation or any Subsidiary the authority, subject to such terms as the Committee shall determine, to perform specified functions under the Plan; provided, however, that any function relating to a Participant then subject to Section 16 of the Exchange Act shall be performed solely by the Committee if necessary to ensure compliance with applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3). Each member of the Committee or Person acting on behalf of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer, manager or other employee of the Corporation or any Subsidiary, the Corporation's independent certified public accountants or any executive compensation consultant or other professional retained by the Corporation to assist in the administration of the Plan. Any and all powers, authorizations and discretions granted by the Plan to the Committee shall likewise be exercisable at any time by the Board, except to the extent any such exercise by the Board relating to a Participant then subject to Section 16 of the Exchange Act would fail to comply with applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3).

     13. ADJUSTMENT PROVISIONS. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of Shares or other securities of the Corporation, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan or under any Award Agreement, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (a) the number and kind of Shares which may thereafter be issued in connection with Awards; (b) the number and kind of Shares issued or issuable in respect of outstanding Awards; (c) the number and kind of Shares of outstanding Restricted Stock or relating to any other outstanding Award in connection with which Shares have been issued; (d) the number of Shares with respect to which Awards may be granted to a Participant in any calendar year, as set forth in
Section 4 hereof; and (e) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, with respect to Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(l) of the Code without the written consent of the Participant. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria for, Awards in recognition of unusual or nonrecurring events (including without limitation events described in the preceding sentence) affecting the Corporation or any of the Subsidiaries or the financial statements of the Corporation or any of the Subsidiaries, or in response to changes in applicable laws, regulations or accounting principles.

     Upon the occurrence of each event for which an adjustment with respect to an Award has been made as provided in this Section 13, the Corporation shall mail forthwith to each Participant a copy of its computation of such adjustment which shall be conclusive and binding upon each Participant.

     14. RECORD DATES, ETC. If at any time after the date of grant of an Award, the Corporation shall:

          (a) take a record of the holders of the Common Stock for the purpose of entitling them to receive a dividend payable otherwise than in cash, or any distribution in respect of the Common Stock (including cash), pursuant to, without limitation, any spin-off, split-off or distribution of the Corporation's assets; or

          (b) engage, or propose to engage, in the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall mail to each Participant, at least 30 days prior thereto, a notice stating the date or expected date on which a record is to be taken for the purpose of such dividend, distribution or rights, or the date on which such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, as the case may be. Such notice shall also specify the date or expected date, if any is to be fixed, as of which holders of Common Stock of record shall be entitled to participate in said dividend, distribution or rights, or shall be entitled to exchange their Shares for securities or other property deliverable upon such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up, as the case may be.

     15. AMENDMENTS. The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of stockholders or Participants, except that, without the approval of the stockholders of the Corporation, no amendment, alteration, suspension, discontinuation or termination shall be made if stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, or if the Board in its discretion determines that obtaining such stockholder approval is for any reason advisable; provided, however, that, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to such Participant. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retrospectively; provided, however, that, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and adversely affect the rights of such Participant under any Award theretofore granted to such Participant.

     16. SECURITIES LAWS AND OTHER LAWS AND REGULATIONS. The Corporation may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Awards granted or the Shares to be issued or transferred are being acquired for investment and not with a view to their distribution.

     The Corporation shall not be obligated to issue or deliver Shares in connection with any Award or take any other action under the Plan in a transaction subject to the registration requirements of the Securities Act, or any other federal or state securities law, any requirement under any listing agreement between the Corporation and any national securities exchange or automated quotation system, or any other law, regulation or contractual obligation of the Corporation, until the Corporation is satisfied that such laws, regulations and other obligations of the Corporation have been complied with in full.

     All certificates for Shares delivered under the terms of the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under applicable securities laws, the rules and regulations thereunder, and the rules of the NYSE or any other national securities exchange or automated quotation system on which Shares are listed or quoted. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions or limitations that may be applicable to Shares. In addition, during any period in which Awards or Shares are subject to restrictions or limitations under the terms of the Plan or any Award Agreement, or during any period during which delivery or receipt of an Award or Shares has been deferred by the Committee or a Participant, the Committee may require any Participant to enter into an agreement providing that certificates representing Shares issuable or issued pursuant to an Award shall remain in the physical custody of the Corporation or such other Person as the Committee may designate.

     17. CHANGE OF CONTROL. In the event of a Change of Control, the following acceleration provisions shall apply (except that, prior to the occurrence of a Change of Control, the Board may, without the consent of Participants, waive the application of this Section 17 with respect to any transaction that would otherwise constitute a Change of Control):

          (a) All outstanding Awards pursuant to which a Participant may have rights, the exercise of which are restricted or limited, shall become fully vested and fully exercisable, except to the extent otherwise provided in
     Section 9(a) hereof.

          (b)  In the event that any Award is subject to limitations under
     Section 9(a) hereof at the time of a Change of Control, then, solely for the purpose of determining the rights of the Participant with respect to such Award, a Change of Control shall be deemed to occur at the close of business on the first business day following the date on which the limitations on such Award under Section 9(a) hereof have expired.

     In no event will an Award be automatically surrendered (i) if such Participant is subject to Section 16 of the Exchange Act and at least six months shall not have elapsed from the date on which such Participant was granted the Award before the date of the Change of Control (unless this restriction is not at such time required under Rule 16b-3), or (ii) if such Participant had the power to control the occurrence or timing of the Change of Control.

     "Change of Control" means and will be deemed to have occurred if (a) any Person other than the Corporation or a Related Party, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of Voting Securities representing 20 percent or more of the total voting power of all the then outstanding Voting Securities; or (b) a Person, other than the Corporation or a Related Party, purchases or otherwise acquires, under a tender offer, securities representing, when combined with other securities owned by such Person, 20 percent or more of the total voting power of all the then outstanding Voting Securities; or (c) the individuals (i) who as of the effective date of the Plan constitute the Board or (ii) who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds of the directors then still in office who either were directors as of the effective date of the Plan or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the members of the Board; or (d) the stockholders of the Corporation approve a merger, consolidation, recapitalization or reorganization of the Corporation or an acquisition of securities or assets by the Corporation, or consummation of any such transaction if stockholder approval is not obtained (other than any such transaction which would result in the Voting Securities outstanding immediately prior thereto continuing to represent, either by remaining outstanding or by being converted into voting securities of the surviving entity, at least 80 percent of the total voting power represented by the voting securities of such surviving entity outstanding immediately after such transaction and in or as a result of which the voting rights of each Voting Security relative to the voting rights of all other Voting Securities are not altered); or (e) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets other than any such transaction which would result in a Related Party owning or acquiring more than 50 percent of the assets owned by the Corporation immediately prior to the transaction; or (f) the Board adopts a resolution to the effect that a Change of Control has occurred and the transaction giving rise to such resolution has been thereafter approved by the stockholders of the Corporation or been consummated if such approval is not sought.

     "Related Party" means (a) a Subsidiary; or (b) an employee or group of employees of the Corporation or any Subsidiary; or (c) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any Subsidiary; or (d) a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportion as their ownership of Voting Securities.

     "Voting Security(ies)" means any securities of the Corporation which carry the right to vote generally in the election of directors.

     18. STAND-ALONE, TANDEM AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for, any other Award granted under the Plan or any other plan of the Corporation or any Subsidiary (subject to the terms of Section 15 hereof). If an Award is granted in substitution for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or awards may be granted either at the same time as or at a different time from the grant of such other Awards or awards. The exercise price of any Option, the grant price of any Stock Appreciation Right or the purchase price of any other Award conferring a right to purchase Shares:

          (a) granted in substitution for an outstanding Award or award shall be either (i) not less than the Fair Market Value of Shares at the date such substitute Award is granted, or (ii) not less than such Fair Market Value at that date reduced to reflect the Fair Market Value of the Award or award required to be surrendered by the Participant as a condition to receipt of a substitute Award; or

          (b) retroactively granted in tandem with an outstanding Award or award shall be either (i) not less than the Fair Market Value of Shares at the date of grant of the later Award, or (ii) not less than the Fair Market Value of Shares at the date of grant of the earlier Award or award.

     19.  GENERAL PROVISIONS.

          (a) TERMINATION OF THE PLAN. Unless earlier terminated by the Board, the Plan shall terminate when no Shares remain reserved and available for issuance and the Corporation has no further obligation with respect to any Award granted under the Plan.

          (b) NO RIGHTS TO AWARDS; NO STOCKHOLDER RIGHTS. No Participant or employee of the Corporation shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity or treatment of Participants and employees, except as provided in any other compensation arrangement. The holders of Awards other than Awards of Restricted Stock shall not be, or have any of the rights or privileges of, a stockholder of the Corporation in respect of any Shares to be acquired pursuant to such Award unless and until certificates representing such Shares shall have been issued by the Corporation to such holders.

          (c) WITHHOLDING. The Corporation or any Subsidiary is authorized to withhold from any Award granted or any payment due under the Plan, including without limitation from a distribution of Shares, amounts of withholding taxes due with respect to an Award, its exercise or any payment thereunder, and to take such other action as the Committee may deem necessary or advisable to enable the Corporation and Participants to satisfy obligations for the payment of such taxes. This authority shall include authority to withhold or receive Shares, Awards or other property and to make cash payments in respect thereof in satisfaction of such tax obligations.

          (d) NO RIGHT TO CONTINUED EMPLOYMENT. Nothing contained in the Plan or any Award Agreement shall confer, and no grant of an Award shall be construed as conferring, upon any Participant any right to continue in the employ of the Corporation or any Subsidiary or to interfere in any way with the right of the Corporation or any Subsidiary to terminate such Participant's employment at any time or increase or decrease such Participant's compensation from the rate in existence at the time of granting of an Award.

          (e) UNFUNDED STATUS OF AWARDS. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Corporation; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Corporation's obligations under the Plan to deliver cash, Shares or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines.

          (f) NO LIMIT ON OTHER COMPENSATORY ARRANGEMENTS. Nothing contained in the Plan shall prevent the Corporation or any Subsidiary from adopting other or additional compensation arrangements (which may include, without limitation, employment agreements with executives and arrangements which relate to Awards under the Plan), and such arrangements may be either generally applicable or applicable only in specific cases. Notwithstanding anything in the Plan to the contrary (other than the provisions of Section 9 hereof), the terms of each Award shall be construed so as to be consistent with such other arrangements in effect at the time of the Award.

          (g) NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

          (h) GOVERNING LAW. The validity, interpretation, construction and effect of the Plan and any rules and regulations relating to the Plan shall be governed by the laws of the Republic of Panama (without regard to the conflicts of laws rules thereof) and applicable U.S. federal law.

          (i) SEVERABILITY. If any provision of the Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be deleted and the remainder of the Plan shall remain in full force and effect; provided, however, that, unless otherwise determined by the Committee, the provisions shall not be construed or deemed amended or deleted with respect to any Participant whose rights and obligations under the Plan are not subject to the law of such jurisdiction or the law deemed applicable by the Committee.

          (j) STATUS AS AN EMPLOYEE BENEFIT PLAN. The Plan is not intended to satisfy the requirements for qualification under Section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). It is intended to be an incentive compensation program that is exempt from the regulatory requirements of ERISA. The Plan shall be construed and administered so as to effectuate this intent.

     20. EFFECTIVE DATE. The Plan shall become effective at such time as it is approved by the affirmative vote of holders of a majority of Shares present in Person or represented by proxy at a meeting of the stockholders of the Corporation.

                       *    *    *    *    *    *    *

     Adopted by the Board of Directors of Willbros Group, Inc. on April 16,
1996.